Exhibit 10.2

LEGG MASON, INC.

NON-EMPLOYEE DIRECTOR EQUITY PLAN

(As Amended and Restated Effective July 19, 2007 and October 27, 2008)

1.

Purpose

This Non-Employee Director Equity Plan (the “Plan”) is intended to attract and retain the services of experienced and knowledgeable non-employee directors of Legg Mason, Inc. (the “Company”) for the benefit of the Company and its stockholders and to provide additional incentive for such directors to continue to work for the best interests of the Company and its stockholders. The Plan provides for equity grants to non-employee directors of the Company in the form of stock grants and restricted stock units on the terms and subject to the conditions set forth in the Plan.

2.

Definitions

Except where the context otherwise indicates, the following definitions apply for purposes of this Plan:

2.1.

“Board” means the Board of Directors of the Company.

2.2.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.3.

“Committee” means the Compensation Committee of the Board.

2.4.

“Common Stock” means common stock, par value $.10 per share, of the Company.

2.5.

“Company” means Legg Mason, Inc.

2.6.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.7.

“Fair Market Value” means, except as otherwise provided in Section 8.2, the mean of the high and low sales prices of the Common Stock as reported by the New York Stock Exchange (or other principal registered national securities exchange on which the Common Stock is listed), or, if the Common Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the mean of the high and low sales prices of the Common Stock on the last preceding date on which the Common Stock was traded. If the Common Stock is not listed on any registered national securities exchange or quoted on NASDAQ, then the Fair Market Value of the Common Stock shall be determined in good faith by the Committee by the reasonable application of a reasonable valuation method consistent with Section 409A of the Code and the regulations promulgated thereunder.

2.8.

“Grant” means an RSU or grant of Common Stock to a Non-Employee Director in the amount determined under Section 6.4.

2.9.

“Grant Date” means the date on which a Grant is made under the Plan.

2.10.

“Non-Employee Director” means a director of the Company who is not otherwise an officer or employee of the Company or a Subsidiary.

Exhibit 10.2

2.11.

“Option” means an option to acquire a share of Common Stock granted to a Non-Employee Director pursuant to the Plan prior to the amendment of the Plan on July 19, 2007.

2.12.

“Plan” means the Legg Mason, Inc. Non-Employee Director Equity Plan, as amended and restated effective July 19, 2007 and October 27, 2008.

2.13.

“Plan Year” means the taxable year of the Company.

2.14.

“Restricted Stock Unit” or “RSU” means a unit that is economically equivalent to, but is not an actual, share of Common Stock.

2.15.

“RSU Account” means a bookkeeping entry used by the Company to record and account for the grant of RSUs (and dividends credited to such RSUs pursuant to Section 8.2) until such time as the RSUs are distributed in the form of shares of Common Stock.

2.16.

“Securities Act” means the Securities Act of 1933, as amended.

2.17.

“Subsidiary” means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of 50 percent or more.

3.

Stock Subject to the Plan

Subject to adjustments as provided in Section 10 of the Plan, the shares of Common Stock that may be delivered or purchased under Options or used for reference purposes with respect to Grants under the Plan shall not exceed an aggregate of 625,000 shares of Common Stock. The Company shall reserve said number of shares for Grants and Options under the Plan, subject to adjustments as provided in Section 10 of the Plan. If any Grant or Option, or portion of a Grant or Option, under the Plan expires or terminates unexercised, or is otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Common Stock or other consideration, the shares subject to such Grant or Option, or portion of a Grant or Option, shall thereafter be available for further Grants under the Plan.

4.

Administration

The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the Grants (which shall comply with and be subject to the terms and conditions of the Plan) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations of the matters referred to in this Section 4 shall be conclusive.

5.

Eligibility

Each Non-Employee Director shall receive Grants in accordance with Section 6.

6.

Annual Grants

6.1.

A Non-Employee Director shall receive Grants under the Plan as follows:

6.1.1.

Each Non-Employee Director shall receive a Grant under the Plan as of the date of each Annual Meeting of Stockholders.

Exhibit 10.2

6.1.2.

A newly elected director shall receive a Grant effective thirty-one (31) days after the Non-Employee Director is first elected as a director of the Company.

6.2.

If the relevant date of Grant is not a trading day, the Grant shall be made as of the next succeeding trading day (i.e., the next day on which public trading of Common Stock occurs).

6.3.

In order to receive a Grant, the individual must be a Non-Employee Director on the relevant Grant Date. A Non-Employee Director shall be notified by the Company, in writing, of his or her participation in this Plan within ten (10) days following the date he or she is first elected as a director of the Company.

6.4.

Each Non-Employee Director may choose to have the Grant made in the form of:

6.4.1.

Common Stock that has a Fair Market Value of $125,000 on the Grant Date.

6.4.2.

$50,000 in cash plus Common Stock that has a Fair Market Value of $75,000 on the Grant Date; or

6.4.3.

Restricted Stock Units equal to the number of shares determined under Section 6.4.1.

6.5.

Any amount determined under Section 6.4 with respect to Common Stock shall be expressed in whole shares of Common Stock (with such amount rounded to the nearest whole share of Common Stock).

6.6.

A Non-Employee Director shall elect the type of Grant (from among the choices described in Sections 6.4.1 through 6.4.3) by completing and submitting to the Company a written election on a form supplied by the Company for this purpose.

6.6.1.

Elections with respect to Grants for a Plan Year must be made prior to the beginning of the Plan Year.

6.6.2.

Notwithstanding the provisions of Section 6.6.1, elections of a Non-Employee Director may be made:

6.6.2.1.  Within thirty (30) days after the date this Plan is adopted by the Board; provided, however, that such elections shall only apply to a Grant made after the election is received by the Company; or

6.6.2.2.  Within thirty (30) days of the date the Non-Employee Director is first elected as a director of the Company.

6.6.3.

An election to defer compensation (within the meaning of Section 409A of the Code) must be made by the latest date permitted under Section 409A of the Code.

6.6.4.

Except as set forth in Section 6.6.2.1, once made, a Grant election may not be changed for a Plan Year after the start of that Plan Year and shall remain in effect from Plan Year to Plan Year unless modified by the Non-Employee Director in writing on such form as may be prescribed by the Company for this purpose. Such modification shall become effective (and shall only apply

Exhibit 10.2

to) Grants made with respect to Plan Years commencing after the date the modification is received by the Company.

6.7.

Grants relate to services to be performed as a Non-Employee Director after the relevant Grant Date. Nothing in the Plan or in any Grant pursuant to the Plan shall confer on any individual any right to continue as a director of the Company or interfere in any way with the right of the Company to terminate a Non-Employee Director’s service as a director at any time.

6.8.

Common Stock shall not be issued with respect to a Grant under the Plan (or the exercise of an Option) unless the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq System upon which the Common Stock may then be listed or quoted. The actual delivery of shares of Common Stock granted under the Plan will be made as soon as administratively practicable after the Grant Date.

7.

Options

7.1.

Options were granted under the Plan before the Plan was amended in July 2007. The term of each Option is eight years from the date it was granted. An Option shall be exercisable only by delivery of written notice to the Company. Such exercise shall also be made in accordance with the provisions of the option agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. The notice of exercise shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option. In the event an Option is being exercised by any person or persons other than the Non-Employee Director to whom the Option was issued, such notice shall be accompanied by appropriate evidence of the right of such person or persons to exercise such Option.

7.2.

A Non-Employee Director shall be required to exercise Options in accordance with the requirements of Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

7.3.

Payment of the price payable upon exercise of the Option, the “exercise price”, may be made in cash or in shares of Common Stock or a combination of cash and shares of Common Stock, or by such other means as the Committee may prescribe. The Fair Market Value of shares of Common Stock delivered on exercise of an Option shall be determined as of the date of exercise. Shares of Common Stock delivered in payment of the exercise price must be previously owned shares. Any fractional share will be paid in cash.

7.4.

Upon exercise of an Option, the Company shall have the right to retain without notice sufficient shares of stock, based on the Fair Market Value of the shares on the exercise date, to cover government withholding taxes or deductions, if any, as described in Section 9.

7.5.

No Option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Non-Employee

Exhibit 10.2

Director, an Option shall be exercisable only by the Non-Employee Director. In the event of the death of a Non-Employee Director to whom a Option has been granted under the Plan, the Option may be exercised by a legatee or legatees of the option holder under his or her last will or by his or her personal representatives or distributees at any time prior to the expiration of the term of the Option.

7.6.

The holder of an Option shall have none of the rights of a stockholder until the shares subject thereto shall have been registered in the name of the person or persons exercising such Option on the transfer books of the Company upon such exercise.

8.

Restricted Stock Units

8.1.

The Company will establish a RSU Account on its books and records for the benefit of each Non-Employee Director who receives a Grant of RSUs and shall credit the RSU Account with the number of RSUs covered by such Grant. The number of RSUs covered by a Grant shall be determined as of the Grant Date.

8.2.

If, prior to date of payment, the Company pays any dividend (other than in Common Stock) on its Common Stock, or makes any distribution (other than in Common Stock) with respect thereto, the RSU Account will be credited with a number of additional RSUs determined by dividing the amount of the dividend or other distribution allocable to the RSUs already credited to the RSU Account as of the record date for the dividend or distribution, by the Fair Market Value of a share of Common Stock on the payment date for the dividend or distribution. Solely for purposes of determining the number of RSUs to be credited with respect to such dividend or distribution, the Fair Market Value of the Common Stock shall be an amount equal to the average of the closing prices on the principal exchange on which the Common Stock is traded on the payment date for the dividend or distribution and the four (4) trading days immediately following such payment date or, if the Common Stock is not then traded on an exchange, such amount as is determined by the Board, in good faith, by the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code and the regulations promulgated thereunder. Any decline in the actual trading price of the Common Stock during the five (5) day pricing period shall be the sole risk of the Non-Employee Director (or such other person or persons entitled to receive any amount with respect to the RSUs). The shares of Common Stock underlying the additional RSUs credited to the RSU Account hereby will be distributed when, and only when, the related RSUs are distributed pursuant to Section 8.3.

8.3.

An RSU Account shall be paid within sixty (60) days following the earlier of:

8.3.1.

The death of a Non-Employee Director, or

8.3.2.

The date the Non-Employee Director separates from service (within the meaning of Section 409A of the Code), which shall include, but is not limited to, the date a Non-Employee Director ceases to be a member of the Board.

Notwithstanding anything herein to the contrary, no amount of “deferred compensation” (within the meaning of Section 409A of the Code) payable to a Non-Employee Director (whether pursuant to this Section 8 or otherwise) shall be paid earlier than the earliest date permitted under Section 409A of the Code.

Exhibit 10.2

8.4.

Payment of an RSU Account shall be made in whole shares of Common Stock equal in number to the whole number of RSUs. The portion of a RSU Account that represents fractional RSUs and thus cannot be converted into whole shares of Common Stock shall be distributed in cash based on the Fair Market Value of the Common Stock on the date that is ten (10) business days before the actual payment date.

8.5.

No amount payable with respect to RSUs will, except as otherwise specifically provided by applicable law, be subject to sale, assignment, transfer, pledge, encumbrance, attachment, garnishment or levy prior to payment in accordance with Section 8.3.

8.6.

Each Non-Employee Director who is granted RSUs may designate, on such form as the Company may prescribe from time to time, any person or persons (who may be named contingently or successively) to receive payment with respect to such RSUs upon or after his or her death, and such designation may be changed from time to time by the Non-Employee Director by filing a new designation with the Company. Each designation will revoke all prior designations by the Non-Employee Director, shall be on a form prescribed by the Company, and will be effective only when filed in writing with the Company during the lifetime of the Non-Employee Director. In the absence of a valid beneficiary designation, or if, at the time the RSUs become payable, there is no living beneficiary eligible to receive the payment that has been validly named by the Non-Employee Director, then Company shall pay any such amount to the Non-Employee Director’s surviving spouse (if the Non-Employee Director was legally married at the time of his or her death) or if there is no surviving spouse, to the Non-Employee Director’s estate. In determining the existence or identity of anyone entitled to payment, the Company may rely conclusively upon information supplied by the personal representative of the Non-Employee Director’s estate. In the event of a lack of adequate information having been supplied to the Company, or in the event that any question arises as to the existence or identity of anyone entitled to receive a payment as aforesaid, or in the event that a dispute arises with respect to any such payment, or in the event that a beneficiary designation conflicts with applicable law, or in the event the Company is in doubt for any other reason as to the right of any person to receive a payment as beneficiary then, notwithstanding the foregoing, the Company, in its sole discretion, may, in complete discharge, and without liability for any tax or other consequences which might flow therefrom: (i) distribute the payment to the Non-Employee Director’s estate, (ii) retain such payment, without liability for interest, until the rights thereto are determined, or (iii) deposit the payment into any court of competent jurisdiction.

8.7.

The Company will not be required to purchase, hold or dispose of shares of Common Stock or any other investments with respect to amounts credited to an RSU Account. A Non-Employee Director has no interest in an RSU Account or in any investments the Company may purchase with such amounts, except as a general, unsecured creditor of the Company.

8.8.

The obligation of the Company to make the payments with respect to RSUs is an unsecured contractual obligation only, and neither the Non-Employee Director nor any beneficiary of the Non-Employee Director shall have any beneficial or preferred interest by way of trust, escrow, lien or otherwise in and to any specific assets or funds. The Non-Employee Director and each beneficiary of the Non-Employee

Exhibit 10.2

Director shall look solely to the general credit of the Company for satisfaction of any obligations due or to become due with respect to RSUs.

8.9.

The grant of allocation of RSUs shall not confer or be construed as conferring any rights as a stockholder of the Company. Prior to the actual distribution of Common Stock pursuant to this Section 8, neither the Non-Employee Director nor any beneficiary of the Non-Employee Director will have any right to receive shares of Common Stock related to any RSUs credited hereunder.

9.

Withholding of Taxes

The Company may require, as a condition to a Grant under the Plan or exercise of any Option or to the delivery of certificates for shares issued or payments of cash pursuant to the Plan  (hereinafter collectively referred to as a “taxable event”), that the applicable person or persons pay to the Company, in cash or, unless otherwise determined by the Company, in shares of Common Stock, including, if the Committee so permits, shares issued in connection with a Grant or acquired upon the exercise of an Option, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Company shall have the right to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. Common Stock used for withholding shall be valued at Fair Market Value on the date as of which the withholding tax liability is determined. Any withholding of shares of Common Stock must be made in compliance with Rule 16b-3 under the Exchange Act.

10.

Adjustment of Shares Available

If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Grants, the shares subject to outstanding Options, the number of outstanding RSUs and the exercise price of outstanding Options shall be automatically adjusted. If there is any change in the kind and/or number of outstanding shares of Common Stock through any change in the capitalization of the Company, or through any other transaction referred to in Section 424(a) of the Code, the Board shall make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the Plan and any adjustments and/or modifications to outstanding Grants as it deems appropriate. In the event of any other change in the capital structure or in the Common Stock of the Company, the Board shall also be authorized to make such appropriate adjustments in the kind and/or maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Grants as it deems appropriate.

11.

Amendment and Termination

11.1. The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner (including, without limitation, any amendment which the Board shall deem advisable in order to conform to Section 409A of the Code or to any change in any law or regulation applicable the Plan), but may not without shareholder approval adopt any amendment which would (a) materially increase the benefits accruing to Non-Employee Directors under the Plan, (b) materially increase the number of shares of Common Stock which may be issued under

Exhibit 10.2

the Plan (except as specified in paragraph 10), or (c) materially modify the requirements as to eligibility for participation in the Plan; and provided further that the Board shall not amend the Plan without the approval of the shareholders if such approval is required by Rule 16b-3 of the Exchange Act or the requirements of any national securities exchange or Nasdaq System upon which the Common Stock may then be listed or quoted.

11.2. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no Grants shall be made after, June 1, 2015; provided, however, that such termination shall have no effect on Grants or Options made prior thereto.

11.3. In the event the Board elects to terminate the Plan in connection with a “change in control” (within the meaning of Section 409A of the Code), the Board may make arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any outstanding Option or RSU. The right to cancel an RSU (or any Grant that is considered deferred compensation for purposes of Section 409A of the Code) may only be made to the extent such cancellation will not result in any additional tax under Section 409A of the Code.

12.

Governing Law

The validity, construction and effect of the Plan, of Grants made under the Plan, of Options issued under the Plan and of any rules, regulations, determinations or decisions made by the Board or the Committee relating to the Plan or such Grant or Option, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland, without regard to its conflict of laws rules and principles.

13.

Effectiveness of the Plan

13.1. The Plan became effective on June 1, 2005, the date of its adoption by the Board of Directors, subject to approval by the vote of a majority of the votes cast by holders of the shares of Common Stock at a meeting of the stockholders within twelve months after the date of adoption of the Plan by the Board.

13.2. This Plan is subject to the Articles of Incorporation and By-Laws of the Company, as they may be amended from time to time.

14.

Section 409A of the Code

To the extent that Section 409A of the Code applies to any election or payment required under this Plan, such payment or election shall be made in conformance with the provisions of Section 409A of the Code.  To the extent that Section 409A of the Code applies to any provision of this Plan and such provision is subject to more than one interpretation or construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the provision complying with the applicable provisions of Section 409A of the Code.